Exhibit 99.3

Investor Presentation February 2020

2 Disclaimer This presentation has been prepared by Meten International Education Group (the “Company”) and EdtechX Holdings Acquisition Corp . (“EdtechX”) for information purposes only . Such presentation may be presented to certain of EdtechX’s stockholders, as well as other persons who might be interested in purchasing securities of EdtechX in connection with the proposed business combination between the Company and EdtechX (such portfolio, together with their subsidiaries and affiliates, the “Recipient”) . This presentation shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . Stockholders of EdtechX and other interested persons are advised to read, when available, EdtechX's proxy statement which will contain important information . Such persons may read EdtechX's proxy statement and prospectus, dated October 5 , 2018 , and EdtechX's more recent filings with the Securities and Exchange Commission for a description of the security holdings of EdtechX's officers and directors and their respective interests in the successful consummation of the transaction described in this presentation . EdtechX will mail a definitive proxy statement to stockholders as of a record date to be established for voting on the proposed transactions and related matters . Stockholders will also be able to obtain a copy of the proxy statement, once available, by directing a request to : EdtechX Holdings Acquisition Corp . , c/o IBIS Capital Limited, 22 Soho Square, London, W 1 D 4 NS, United Kingdom . The proxy statement, once available, and the prospectus and other filings made by EdtechX can also be obtained, without charge, at the Securities and Exchange Commission's internet site ( http : //www . sec . gov ) . The information herein does not purport to be all - inclusive . The data contained herein was obtained from various sources, including certain third parties, and has not been independently verified . No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information contained herein . Any information on the past performance of the Company contained herein is not an indication as to its future performance . This presentation does not constitute legal, regulatory, accounting or tax advice to you, or any form of financial opinion or recommendation by the Company, EdtechX or any other party . None of the Company, EdtechX or any of their respective affiliates, shareholders, directors, employees, agents, advisors or representatives will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with this presentation . The Recipient should seek independent third party legal, regulatory, accounting and/or tax advice regarding the contents of this presentation . This presentation contains forward - looking statements . These statements include descriptions regarding the intent, belief or current expectations of the Company or its officers and may be recognized by the use of words such as “anticipate,” “expects,” “plans,” “will,” “estimates,” “projects,” “intends,” “believe,” “will” or words of similar meaning . Such forward - looking statements are based on assumptions that are inherently subject to significant risks and uncertainties, many of which are beyond the Company’s control . Actual results may materially differ from those in the forward - looking statements contained herein . Nothing is this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein or any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on such forward - looking statements, which speak only as of the date they are made . The Company, EdtechX and any of their respective affiliates assume no obligation to and do not undertake to update such forward - looking statements to reflect future events or circumstances . This presentation includes certain non - GAAP financial measures, which are different from financial measures calculated in accordance with U . S . GAAP . Such non - GAAP financial measures should be considered in addition to and not as a substitute for or superior to financial measures calculated in accordance with U . S . GAAP . In addition, the definition of adjusted EBITDA in this presentation may be different from the definition of such term used by other companies, and therefore comparability may be limited . A quantitative reconciliation of non - GAAP financial measures to the most directly comparable U . S . GAAP financial measures has been included in this presentation . This presentation also contains certain financial projections of the Company, which are based upon a number of assumptions, estimates and forecasts that, while considered reasonable by the Company, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control, and upon assumptions with respect to future business decisions which are subject to change . These projections may vary materially from actual results . The Company, EdtechX and any of their respective affiliates make no representation that these projected results will be achieved . The Recipient should not place undue reliance on this information .

3 Today’s Presenters Alan Peng Director Nominee and CEO of Meten EdtechX Ricky Ng CFO of Meten EdtechX Charles McIntyre Chairman and CIO of EdtechX Independent Director Nominee of Meten EdtechX Benjamin Vedrenne - Cloquet CEO of EdtechX Independent Director Nominee Of Meten EdtechX

4 Overview Background Governance Pro Forma Ownership & Valuation Alignment of Equity Interest Timing & Conditions • Meten International Education Group ( “ Meten ”) entered into a definitive merger agreement with EdtechX Holdings (“ EdtechX ” or “EDTX”) on December 12, 2019; • The combined company will assume the name Meten EdtechX Education Group (“Company” or “ MetenEdtechX ”) and receive the new symbol “METX” post closing • Meten management and shareholders to own 81% at close of the merger; 1 • Pro forma equity value $649 million, $614 million firm value: - Implies 19.3x 2020E adjusted EBITDA; 28.5x 2020E adjust net income, respectively • Meten management subject to performance vesting thresholds to receive up to 11,000,000 earn out shares: - 4,000,000 vested if the closing sale price exceeds $12.50/share for 20 out of 30 trading days by 2022YE - 7,000,000 vested if the closing sale price exceeds $15.00/share for 20 out of 30 trading days by 2023YE • 50% of the Meten founder shareholders subject to a 6 - month lock - up or when the share price exceeds $12.50; the other 50% subject to a 1 - year lock up • EdtechX has entered into Forward Purchase Agreement (“FPA”) with Azimut Enterprises (“ Azimut ”) to purchase up to $20 million; • Target to raise up to $100 million in total including up to $20 million in PIPE • Minimum cash requirement for deal close is $30 million 2 ; • Transaction expected to close by March 30, 2020 Key Investors Support • The board of Meten EdtechX will consist of 9 directors: - EdtechX will nominate 2 directors who will serve for 3 years from closing; Meten will nominate 4 directors - 3 independent directors to be elected 1 . Assuming Meten initial shareholders receive $10 million in cash. The initial shareholders will receive 50% of any amount raised (including a ny amount remaining in EdtechX trust account at closing) in excess of $30 million up to $10 million; 2 Or $20 million, if parties elect to raise less than $10 mil lio n in financing, excluding the FPA.

Contents 01 Company Overview 02 Investment Highlights 03 Growth Strategies 04 Financial Highlights 05 Business Combination 06 15 29 37 45 06 Appendix 51

Company Overview 01

7 Our Mission We provide industry - leading English language education and training services using cutting - edge online delivery and strategic retail presence

8 Who Are We? Retail/Offline No.1 omnichannel general adult ELT player in China 1 Online ELT No.1 No.1 Junior Adult 1. In terms of the revenue in 2018, competitors only include those who have both online and offline business; Online ELT platform of Meten

9 Largest online general adult ELT player in the omnichannel general ELT market in China 1 Offline player with the widest geographic coverage in the general ELT market in China 2 36 Cities reached 5 149 Learning centers 5,6 73k Students enrolled 4 13 Years of operation 1.1m Registered users 3 ~16k Online teachers 45k Students enrolled 4 113% Revenue CAGR (2016 - 2018) Meten Key Facts 1. in terms of revenue in 2018, excluding pure online competitors ; 2 . In terms of the number of offline self - operated general ELT learning centers as of December 31, 2018; 3. Registered users of “ Likeshuo ” platform as of September 30, 2019; 4 . For the year ended December 31, 2018; 5.For 2019 Q1 - Q3, or as of September 30, 2019; 6. Includes self - operated and franchised centers under both “ Meten ” and “ABC” brands; Core Service O ffering General adult ELT Junior ELT Overseas training services Online ELT

10 China Education Competitive Landscape Online Offline Omnichannel Comparable Peers (NYSE: LAIX) (NYSE: GSX) (NYSE: TAL) (NYSE: EDU) (NYSE: DAO) (NYSE: ONE) (Nasdaq: REDU)

11 Profitable Market Leader in Adult ELT Omnichannel Retail + Digital Profitable 1 Digital Reach General Adult ELT Offline Revenue 1 ( US$m ) 126 123 95 48 Source: Company public information, Frost & Sullivan 1. For FY2018, USD:RMB=7.15; 2. Limited digital presence. #1 General adult ELT competitor with an integrated digital offering Profitable ELT competitor with extensive omnichannel (retail and digital) distribution 2 2 2

12 Efficient Omnichannel Business Model 1. Excluding revenue from online marketing services Source: Company public information, for FY2018 Marketing expense as % of revenue EBITDA margin 29.9% 49.8% 1 63.8% 110.7% 10.1% - 29.1% - 32.5% - 71.8% Marketing Efficiency and Profitability vs Pure Online Peers

13 Strong Growth Trajectory and Sustainable Profitability 46% Student Enrollment 2 21% Gross Billings 2 1. According to Frost & Sullivan, Meten recorded the highest revenue growth from 2016 to 2018 among the top five companies in terms of 2018 offline general ELT reven ue in China; 2. CAGR from 2016 to 20183; 3. According to Frost & Sullivan, only include revenue from offline general ELT services US$ 112 m US$ 161 m US$ 199 m 2016 2017 2018 Recorded the HIGHEST revenue growth in the offline general ELT market in China 1 25% Learning Centers 2 28.3% 27.7% 11.6% 8.2% 3.9% Revenue ( Offline general ELT ) 3 CAGR 2016 - 2018 US$ 7 m US$ 17 m US$ 30 m 2016 2017 2018 Online revenue is still booming Adjusted EBITDA - sustainable profitability US$ 2 m US$ 14 m US$ 20 m 2016 2017 2018

14 Established Track Record in ELT Source: Company public information 2006 2013 2014 2019 The first learning center established in Chongqing Began to provide overseas training services Launch of Likeshuo , our online ELT platform Entered into definitive agreement with EdtechX 2018 Expanded into the junior ELT business Backed by investors including CICC and fund associated with Tsinghua University 2020 Expected consummation of combination with EdtechX

Investment Highlights 02

16 Investment highlights 1 Leading English service provider with established track record and strong brand recognition Operating in an attractive market with high growth potential Highly efficient omnichannel business model Outstanding network expansion capabilities with widest presence in tier 2 and 3 cities Superior teaching quality and student satisfaction underpinned by cutting - edge technology 2 3 4 6 Experienced and innovative management team with high standards of corporate governance 7 Excellent acquisition and integration capabilities 5

17 Highest Revenue Growth Rate in China’s Offline General ELT Market 2 (2016 - 2018) Leading English Service Provider with Established Track Record and Strong Brand Recognition The ONLY official language service provider of the 26th Universiade in 2011 Zero2IPO Group’s Venture 50 list of the Most Investment - Worthy enterprises in China in 2017 Awards and Accreditation Ranked FIRST in terms of gross billings for the day among English language training service providers who participated in the ‘‘Singles’ Day’’ nationwide promotion activity on Tmall.com in 2019 3 Offline General Adult ELT Market in China 1 Online General Adult ELT Market in China 1 Offline General ELT Market in China 1 Industry Awards from Leading Media Vendors Source: Frost & Sullivan. 1. In terms of the 2018 revenue and among onmi - channel players . 2. Meten recorded the highest growth rate from 2016 to 2018 among the top five companies in terms of 2018 offline general ELT revenue in China ; 3. In terms of gross billings. Tmall.com is one of the world’s biggest e - commerce website operated by Alibaba Group. No. 1 No. 1 No. 1 No. 2 1

18 16.8 (US$2.4bn) 47.9 (US$6.7bn) 154.0 (US$21.5bn) 2013 2018 2023E Operating in an Attractive Market with High Growth Potential Fast - growing general ELT market with a low penetration rate 1 4.8% 2.1% 1.0% Low Penetration Rate 1 of General ELT Market 365.9 (US$51.2bn) Test - oriented ELT General ELT Afterschool Training Sectors 13/18 CAGR 18/23E CAGR Total ELT 14.1% 23.3% 17.9% 19.0% 13.6% 26.3% 18.1% 20.7% 59.9 (US$8.4bn) Source: Frost & Sullivan Report 1. Defined as the ratio of the total enrollment of general ELT services divided by the total urban population aged from three to 49 in China; 2. Tier 1 cities: Beijing, Shanghai, Guangzhou and Shenzhen; Tier 2 cities: provincial capitals, regional centers or economically developed cities; Tier 3/4 cities: small - to mid sized citi es that are strategically located or have relatively developed or large local economy USD:RMB=7.1477 Total Revenue of China ELT Market (Unit: Billion RMB) • 1.4bn population in China with 1.1bn adults in 2018 • Increasing disposable income and expenditure on education and training • Growing number of students studying abroad • Advancements in Internet Technology and customer access • Highly concentrated in Tier 1 cities 2 • More demand in Tier 2 - 4 cities 2 143.1 (US$20.0bn) 2

19 46 (US$6bn) 92 (US$13bn) 198 (US$28bn) 6 (US$1bn) 37 (US$5bn) 131 (US$18bn) 2013 2018 2023 2013 2018 2023 Operating in an Attractive Market with High Growth Potential(Cont’d) Junior ELT and online ELT are two key market segments with the highest growth potential Source: Frost & Sullivan Report USD:RMB=7.1477 2 Online ELT (RMB billion) Offline ELT – Junior (RMB billion) Online ELT 26% Offline ELT - Adult general 7% Offline ELT - Junior 64% Offline ELT - others 3% RMB 143bn (US$20bn) 2018 ELT Market in China 2013A – 2023E CAGR: 16% 2013A – 2023E CAGR: 36% Overall ELT Market 2013A – 2018A CAGR: 19.0% 2018A - 2023E CAGR: 20.7%

20 4,510 (US$63 1) 3,595 (US$503) 3,390 (US$474) 2017 2018 2019 Q1-Q3 Highly Efficient Omnichannel Business Model 3 Data Accumulation 1.Customer acquisition cost = Selling and marketing expense / Student enrollment, including online and offline businesses. USD:RMB=7.1477 % of Offline Students Who Also Enrolled in Our Online Courses Synergetic Business Model Learning Habits User Portraits Comprehensive and Flexible Product and Service Offering Cost (RMB) per Student Enrollment Learning Flexibility Offline Online 15.7% 24.2% 2017 2018 Reduced Customer Acquisition Cost 1 Cross - selling Capabilities

21 Highly Efficient Omnichannel Business Model (cont’d) 3 Note: USD:RMB=7.1477 Rapid growth of digital revenue since the launch of Likeshuo 47 (US$7m) 121 (US$17m) 212 (US$30m) 2016 2017 2018 13,988 24,299 44,586 2016 2017 2018 Online revenue RMB million Online enrollments Made up for the deficiencies of traditional pure offline model Solved pain point of long commute time in tier 1 cities Easy access anywhere and anytime Effective and personalized learning at an affordable price

22 Highly Efficient Omnichannel Business Model (cont’d) 3 1. As of September 30, 2019 Adults ELT Junior ELT Business/ life related Test preparation Simple and well - structured interface Variety of free open class to attract users 1.1 million 1 Registered users 200k 1 Paying users Comprehensive and engaging online product offerings x Covering 18 topics in over 5,000 real - life English - speaking scenarios x High - caliber teaching staff x Deliver customized courses to help stimulate students’ interest in speaking and learning English x Teaching materials from native English - speaking countries x Test preparation training including SAT, ACT, TOEFL and IELTS x Generally one - on - one online courses that are taught by highly experienced teachers x Typically offer one - on - one private lessons and incorporate up - to - date and practical real life English content

23 Highly Efficient Omnichannel Business Model (cont’d) 3 1. An ongoing epidemic of coronavirus disease 2019 (COVID - 19) caused by SARS - CoV - 2 started in December 2019, which was first ide ntified in Wuhan, China Omnichannel delivery provides operational flexibility Recent promotion activities of Likeshuo during the coronavirus outbreak 1 • 100k opportunities for free “The Brain” courses • Free LikeABC course • Free tr ia l one - on - one co urse for students +287% YoY Online gross billing for the period between 1st and 17th February 2020 (after the coronavirus outbreak 1 )

24 Guangdong Jiangsu Chongqing Sichuan Hubei Heilongjiang Shaanxi Zhejiang Anhui Jiangxi Liaoning Hunan Yunnan Fujian Beijing 3 3 5 3 2 5 9 3 11 # Inner Mongolia Ningxia Hebei 1 1 3 1 19 1 7 6 46 15 Provinces with learning centers presence 1 4 4 24 1. A s of September 30, 2019; 2. According to Frost & Sullivan; 3. Based on the number of offline self - operated general ELT learning centers as of December 31, 2018 Learning centers under “ Meten ” brand 1 1 2 3 Learning centers under “ABC” brand 1 Experiential marketing stores for online English training 1 26 5 No. 1 provider in China Offline General ELT Market 2 3 Best placed ELT provider to penetrate tier 2 and 3 cities 70 87 102 149 2015 2016 2017 2018 2019.930 Learning centers 135 Online student enrollment Outstanding Network Expansion Capabilities 4 1 13,988 24,299 44,586 Capability to diversify service offering supported by existing infrastructure

25 Ten potential regional targets with 300+ centers and RMB2 bn gross billings Excellent Acquisition and Integration Capabilities Systematically Evaluate and Track Potential Acquisition Targets Strong Acquisition Execution Capability Improve the Operation, Management and Brand Image Target Sourcing Acquisition Integration In 2014, Meten acquired 2 learning centers in Ningbo with ~0.5x P/S In 2014, Meten acquired 3 learning centers in Nanjing with ~0.3x P/S 5 In June 2018, Meten acquired ABC Education Group which operates 26 learning centers 1 with ~1.0x P/S 1. As of September 30, 2019. Provinces with learning centers presence 1 3 18 1 1 1 of learning centers under “ABC” brand # 2015 2018 Revenue Growth Rate 2015 - 2018 2015 2018 Revenue Growth Rate 2015 - 2018

26 Superior Teaching Quality and Student Satisfaction Underpinned by Cutting - Edge Technology Both self - operated and franchised learning centers 1 are managed under centralized management systems Meten CRM system Online Likeshuo system Junior MTS system 6 1. Only franchised learning centers under “ Meten ” brand. TMK Call Center Meten CRM system Customer Data Platform Meten EME system Meten EME system AI Service Platform Meten Classmate APP Parent Interface Student Interface Teacher Interface Teachers real - time video Courseware and chat box

27 Experienced and Innovative Management Team Strong “partnership” culture based on the shared philosophy of innovation Entrepreneurial and innovative On average > 10 years industry experience Most of senior management have been with Meten since inception Strong partnership culture with the majority of mid - to - high level management holding equity interests in the Company Highly experienced senior management team 7 Alan Peng Director, CEO Richard Guo Director, VP Jason Zhao Chairman Kevin Zhou VP, CEO of Likeshuo Ricky Ng CFO Maggie Zeng CHO May Zheng CMO EMBA Johnny He VP CEIBS EMBA Silvia Liu VP CEIBS EMBA Marc Zhou VP THU MBA David Yang Assistant President University of Glasgow Former executive of EF

28 High Standards of Corporate Governance Board strengthened by combination with EdtechX 7 Jishuang Zhao Chairman, Director Nominee Founder of Meten and has served as chairman of Meten’s board of directors since inception EMBA of China Europe International Business School Siguang Peng CEO, Director Nominee Founder of Meten and has served as a director and chief executive officer of Meten since inception EMBA of China Europe International Business School Yupeng Guo VP, Director Nominee Founder of Meten and has served as a director and vice president of Meten since inception EMBA of China Europe International Business School Yongchao Chen Director Nominee Joined Meten in May 2006 and Served as a director of Meten since April 2019 Bachelor’s degree in accounting computerization from Changsha University of Science & Technology Charles McIntyre Independent Director Nominee Chairman and CIO of EdtechX Holdings (NASDAQ: EDTX) Co - Founder at EdTech specialist investment bank : IBIS Capital and co - founder of media long short hedge fund IBIS Capital Hedge Fund Former executive at PE firm Apax Partners. Chairman of Board of technology company : Learn Light (Corporate training ELT) Benjamin Vedrenne - Cloquet Independent Director Nominee CEO and cofounder of EdtechX Holdings (NASDAQ: EDTX) Partner at Edtech specialist investment bank IBIS Capital and co - founder of education technology conference series EdtechX Previous Corporate Development and Strategy roles at listed large and midcaps Time Warner and Omnicom (NYSE), MTG ( Nadsaq ), Lagardere Chairman of Board of Trustee of French International school in London. Yanli Chen Independent Director Nominee Managing partner of Cornerstone Asset Management Co., Ltd EMBA of China Europe International Business School Zhiye Xie Independent Director Nominee General manager of Shenzhen Shenghongtao Technology Co., Ltd Bachelor's degree in law from Xiangtan University Ying Cheng Independent Director Nominee Partner of Beijing Trans Technology Co., Ltd Previous Financial Director of Green Energy High - Tech Group Co., Ltd. (979.HK) EMBA of China Europe International Business School

Growth Strategies 03

30 Our Growth Strategies Enhance and Diversify Education Service Offering F ocus on general adult ELT business Diversify service offering by further expanding junior ELT business Develop Junior K12 Quality Education program 3 Selectively Pursue Strategic Acquisitions and Partnerships Seek p otential partnership opportunities Further expansion into junior ELT market Collaborate with non - ELT services providers and new technology companies 4 Further Expand Offline Net work Coverage E xpand offline network nationwide Reinforce leading offline ELT brand Focus on tier 2 - 4 cities 2 Maintain Sustainable Growth of Online Business Offline - to - online cross - selling Invest in system upgrades and product developments Leverage support of offline network 1

31 Best online ELT brand High - end Technology Focus on user experience Synergic offline and online business Enhance resources integration capabilities Omnichannel business model to facilitate growing penetration of likeshuo services 13,988 24,299 44,586 2016 2017 2018 Online Student Enrollment 1. As of September 30, 2019; 2. In terms of the revenue in 2018, players only include those who have both online and offline business; 3. Excluding free a nd promotional products; 4. For FY2018, Online customer acquisition cost = online marketing expense / online student enrollments USD:RMB=7.1477 Offline - to - online cross - selling capabilities System upgrades and product developments Maintain Steady and Sustainable Growth of Online Business Dual Teacher Interface on PC Big Data Real Time AI No. 1 Online general adult ELT market in China 2 Interface on Mobile ~ 1,100,000 Registered Users 1 200 ,000 + Paying Users 1 4 , 0 00,000+ Total Course Hours 1 % of offline students who also enrolled in our online courses 1 24.2% Cross Selling 1,889 Customer Acquisition Cost RMB / Student 4 Cross Selling RMB9,000 (US$1,259) Average Spending 1,3 1 (US$2 64 / Student)

32 135 215 - 250 16 - 20 30 - 45 38 - 50 2018 2019 New 2020 New 2021 New 2021E • New satellite areas in tier 1 cities with low rental costs • Provincial capitals or regional economic centers 1 • Initial investment to open a center is ~RMB2 million (c.US$0.3m) • Payback period is 3 months and breakeven is 15 months 3 • More focus on Junior ELT centers 2 Future Expansion Plan (2019 - 2021) Tier 1 1 City Tier 3/4 1 City Tier 2 1 City 3 - 4 8 - 12 10 - 13 10 - 12 14 - 22 20 - 25 3 - 4 8 - 11 8 - 12 Further Expand Offline Network Coverage Many provinces and regions in China are yet to be covered No. % as of total gross billings Tier 1 1 City 40 37.1 % Tier 2 1 City 50 40.8% Tier 3/4 1 City 29 22.0% The Number and Gross Billings of Self - operated Learning Centers in 2018 2 1. Tier 1 cities: Beijing, Shanghai, Guangzhou and Shenzhen; Tier 2 cities: provincial capitals, regional centers or economic all y developed cities; Tier 3/4 cities: small - to mid sized cities that are strategically located or have relatively developed or large local economy. USD:RMB=7.1477

33 15 - 20% 3 20 - 30% 3 Tier 1 City Tier 2 City Tier 3 /4 City Number of c ities w ith our learning centers Number of c ities w ith out our learning centers Net p rofit m argin of our l earning c enters 500+ Foreign T eachers Huge u ntapped p otential in 200+ N on T ier 1 C ities 1 1. As of September 30, 2019; 2. In 2017 and 2018, our adult ELT learning center in Mianyang, Sichuan, a tier 3 city, has recorded G ross B illing s of 15 - 18 million RMB , which is higher than country average ; 3. profit margins for typical mature learning centers USD:RMB=7.1477 4 31 174 Huge Untapped Potential in Non Tier 1 Cities in China 1 3 10 21 16 158 No large adult & junior ELT brands in Tier 3 and 4 cities Very limited number of foreign teachers in Tier 3 and 4 cities 10 - 15% 3 4mn+ Population RMB80bn+ (US$11bn+) Total GDP RMB30k+ (US$4k+) Per Capita GDP 10,000 km 2 City Area R M B 1 0 ~ 1 5 m (US$1.4~2.1m) Single S tore S ales 2 2

34 Mid - end : Improve ABC’s operational management efficiency and gradually integrate into Meten’s system Cross Selling: promote “ Likeshuo ” and oversea training products to ABC’s customers Continue to pursue M&A opportunities and partners in junior ELT sector Further Expand Junior English K12 Training Business Build a high - end brand with the Company’s own junior brand and position the acquired ABC brand as a mid - end brand Full - age coverage 3 - 18 Meten Tots Meten Children Meten Teenagers High - end : • Rely on existing strong offline network to expand to 100+ centers 3 17 19 2019E 2020E 2021E Planned new independent junior English center Adult Courses Junior Courses Cross Selling ELA CEFR IELTS More focus on the age of 6 - 18 + Offline Junior Online Junior Integrated Online and Offline Courses Online and Offline Cross Selling System • IT Support • Update CRM & MTS system 3

35 Selectively Explore Junior K12 Quality Education Launch Junior K12 Quality Education program in March 2020 Programming Mathematics Chinese K12 Programming Education Computational thinking and innovative problem solving skills Games enlightenment and visual graphics programming Cultivate mathematical abstraction in real life Utilize existing ABC networks to further penetrate mid - end market Online K12 Quality Training Program Simultaneously launch new online courses Building on the existing Junior English Training networks to focus on high - end market Enlightenment picture textbooks interspersed with creative activities Project management courses Enhance 4Cs abilities 1 Grades 3 - 4 Reading Writing π 文 Primary schools with students 1,800+ Targets 3 1. Critical thinking, communication skills, collaboration and creativity and innovation

36 Substantial regional presence and brand recognition Leverage M&A Integration Capabilities Greater focus on offline junior English training and general adult English training 4 Strong content development capabilities Shared values and goals Utilize advanced technologies in connection with their business operations M&A Criteria 1 2 3 4 Junior English K12 Training and Quality Education General Adult English Training Potential Targets Leading Regional Companies Gross Billing RMB50 - 200m (US$7 - 28m) Two Potential Provincial Leading Targets Potential Targets 3 - 10 Regional Brands Attractive Valuation Strong brand and market recognition from operational track record Future M&A related to adult business will adhere to single brand of “ Meten ” Accelerate regional consolidation 1 2 3 Enhance targets’ operational capabilities Multi - brand strategy, with potential for brand unification in the long term Strong content development abilities 1 2 3 USD:RMB=7.1477

Financial Highlights 04

38 974.9 (US$136.4m) 1,318.7 (US$184.5m) 1,424.0 (US$199.2m) 1,016.2 (US$142.2m) 1,160.4 ( US$162.3m ) 2016 2017 2018 2018 Q1-Q3 2019 Q1-Q3 Robust Growth in Student Enrollment and Gross Billings Student Enrollment 41,770 58,429 73,691 54,415 58,822 13,988 24,299 44,586 31,424 36,530 55,758 82,728 118,277 85,839 95,352 2016 2017 2018 2018 Q1-Q3 2019 Q1-Q3 Offline English Training Online English Training Gross Billings RMB m 1 1. We started to offer junior English training in January 2018 and acquired ABC Education Group in June 2018. The number of s tud ent enrollments for the year ended December 31, 2018 also included the students enrolled with ABC Education Group; 2. Student enrollment in our online English training represents the total number of student enrollments on our online ‘‘ Likeshuo ’’ platform. USD:RMB=7.1477 2 45.6% CAGR 20.9% CAGR 14.2% Growth 11.1% Growth

39 65% 55% 3% 12% 16% 14% 14% 17% 1% 2% 2018 Q1-Q3 2019Q1-Q3 384.0 484.3 (US$67.7m) 448.0 (US$62.7m) 437.0 423.2 (US$59.2m) 520.9 (US$72.9) 821.1 907.4 (US$127.0m) 968.9 (US$135.6m) 2017 2018 2019.930 Deferred Revenue Financial Liabilities Revenue and Gross Billing 801.5 1,149.7 1,424.2 (US$199.3m) 1,095.0 (US$153.2m) 2016 2017 2018 2019 Q1-Q3 Financial Liability and Deferred Revenue 1 33.3% CAGR RMB m RMB m Revenue 1. Financial liability refers to billings within refund period and deferred revenue refers to billings that cannot be refunded. USD:RMB=7.1477 +10.5% +6.8% General adult English training Overseas training services Online English training Other English language - related services Junior English training Increasing revenue and profit contribution from online ELT and Junior ELT 71% 68% 63% 0% 0% 5% 23% 20% 16% 6% 11% 15% 0% 1% 1% 2016 2017 2018 73% 65% 2% 10% 13% 12% 12% 14% 2018 Q1-Q3 2019Q1-Q3 75% 73% 72% 0% 0% 3% 20% 17% 13% 5% 10% 12% 2016 2017 2018 Revenue breakdown Gross profit breakdown

40 17.1 100 144 (US$ 20m) 9 (US$ 1m) 2016 2017 2018 2019 Q1-Q3 Profitability Analysis: Profit Margin Net Income Adjusted EBITDA 1 Adjusted Net Income 2 1. Adjusted EBITDA = Net income/(loss) - Net interest income + Income tax expenses + Depreciation and amortization + Share - based compensation expenses + One - off offering related expenses; 2. Adjusted net income= Net income/(loss) + Share - based compensation expenses + One - off offering related expenses ； 3.Please refer to detailed one - off impact in page 38 and page 39. 2.1% 8.7% RMB m RMB m RMB m 10.1% 0.8% - 21 48 76 (US$ 11m) - 38 ( - US$ 5m) 2016 2017 2018 2019 Q1-Q3 - 27 40 53 (US$ 7m) - 60 (US$ 8m) 2016 2017 2018 2019 Q1-Q3 NM 3.5% 3.5% NM NM 4.2% 5.3% NM %Revenue One - off impact 3 One - off impact 3 One - off impact 3

41 2019 Q1 - Q3 Performance and One - Off Impact 45.1 16.4 60.1 - 28.4 - 25.9 62.9 Q1 Q2 Q3 2018 2019 Adjusted EBITDA 1 RMB m Adjusted net income 2 RMB m 31.6 5.0 38.4 - 37.1 - 44.3 43.4 Q1 Q2 Q3 2018 2019 Curriculum upgrade ABC integration costs Following acquisiton by Meten , ABC Junior went through a management restructuring and systems upgrade Q3 performance turned around and recorded 13% YoY increase in adj.net income 1. Adjusted EBITDA = Net income/(loss) - Net interest income + Income tax expenses + Depreciation and amortization + Share - based compensation expenses + One - off offering related expenses; 2. Adjusted net income= Net income/(loss) + Share - based compensation expenses + One - off offering related expenses; 3. WEBi was one of the top 5 offline general adult ELT players with 6% market share in 2018. WEBi closed most of its centers during the last several months due to financial difficulties. One - off impact - investment for the future growth Rollout collaboration with the renowned National Geographic Learning , completed in May 2019 . The curriculum change resulted in a temporary decrease in our delivery of course hours and segment revenue as we focused on training teaching staff and delivering new courses in a small class settings during the initial implementation stage Gross billings increased with continuous demand while revenue recognition was delayed (please refer to the Appendix for details of revenue recognition) ▲ 13 % Accepting students from WEBi 3 There was a one - off accrued expense from accepting students from WEBi . Associated revenues will be deferred over the lifetime of the course delivery . We aim to convert these students into our customers after their current contracts with WEBi are concluded ▲ 5%

42 2020 Forecast – Bridge to 2020 Growth 1. Adjusted EBITDA = Net income/(loss) - Net interest income + Income tax expenses + Depreciation and amortization + Share - based compensation expenses + One - off offering related expenses; 2. Adjusted net income= Net income/(loss) + Share - based compensation expenses + One - off offering related expenses; 3. WEBi was one of the top 5 offline general adult ELT players with 6% market share in 2018. WEBi closed most of its centers during the last several months due to financial difficulties; 4.Including junior ELT business unde r “ Meten ” brand and “ABC” brand USD:RMB=7.1477 135 ( US$19m) 224 (US$31m) 40 - 50 (US$5.6m - 7.0m) 20 - 30 (US$2.8m - 4.2m) 15 - 25 (US$2.1m - 3.5m) 2019 Normalized EBITDA Driven by topline growth Profit contribution from Likeshuo and Junior ELT Operating efficiency improvement 2020 Adjusted EBITDA 64 (US$9m) 160 (US$22m) 35 - 45 (US$4.9m - 6.3m) 18 - 27 (US$2.5m - 3.8m) 25 - 30 (US$3.5m - 4.2m) 2019 Normalized net income Driven by topline growth Profit contribution from Likeshuo and Junior ELT Operating efficiency improvement 2020 Adjusted net income Projected Normalized / adjusted EBITDA 1 Projected Normalized / adjusted net income 2 1 2 3 One - off impact normalization in 2019 (a conservative estimate) * Curriculum upgrade : RMB 54 m (US $ 7 . 6 m) impact on adjusted EBITDA and RMB 49 m impact on adjusted net income ABC integration : RMB 50 m (US $ 7 . 0 m) impact on adjusted EBITDA and RMB 45 m (US $ 6 . 3 m) impact on adjusted net income Winding down of WEBi 3 : Approximately RMB 20 m (US $ 2 . 8 m) impact on projected 2019 adjusted EBITDA (including ( i ) accrued expenses from providing free courses to certain number of students from WEBi to continue their classes ; (ii) a decrease of student enrollment and the resulting decrease in our revenue as compared with 2018 ; and (iii) a decrease in course hours delivered and the resulting decrease in our revenue as compared with 2018 ) and approximately RMB 18 m (US $ 2 . 5 m) impact on projected 2019 adjusted net income RMB m RMB m Adj. EBITDA: 11 One - off impact normalization : 124 Adj. net income: - 48 One - off impact normalization : 112 * * 1 . Growth driven by topline growth Revenue from the 8 and 13 self - operated centers opened in 2018 and 2019 , respectively, expected to accelerate in 2020 after the ramp - up period Additional market share resulting from WEBi shutdown 2 . Profit contribution from Likeshuo and Junior ELT 4 As the businesses mature, Likeshuo and junior segment are close to profitable in 2019 , and are expected to reach profitability in 2020 3 . Operating efficiency increase Cost saving activities in administration More cross selling between online and offline / adult and junior to reduce marketing expenses More franchised centers to avoid loss during the ramp - up period

43 3 - year Forecast - Key Drivers and Assumptions Retail network pipeline (2019 - 2021) • New satellite areas in tier 1 cities with low rental costs • Provincial capitals or the regional economic centers 1 • Initial investment to open a center is ~RMB2 million • Payback period is 3 months and breakeven is 15 months 3 • More focus on franchised centers and Junior ELT centers 2 975 1,319 1,424 (US$199m) 1,527 (US$214m) 1,900 (US$266m) 2,300 (US$322m) 2016 2017 2018 2019E 2020E 2021E 755 1,029 1,212 1,185 1,370 1,585 47 121 212 262 380 555 802 1,150 1,424 (US$199m) 1,447 (US$202m) 1,750 (US$245m) 2,140 (US$299m) 2016 2017 2018 2019E 2020E 2021E Gross billing growth ( RMBm ) Revenue growth ( RMBm ) CAGR:20.9% Total CAGR: 14.5 % Online CAGR: 37.8 % Offline CAGR: 14.5 % Online Offline 1. Tier 1 cities: Beijing, Shanghai, Guangzhou and Shenzhen; Tier 2 cities: provincial capitals, regional centers or economic all y developed cities; Tier 3/4 cities: small - to mid sized cities that are strategically located or have relatively developed or large local economy USD:RMB=7.1477 (except for historical financial data) 135 215 - 250 16 - 20 30 - 45 38 - 50 2018 2019 New 2020 New 2021 New 2021E Tier 1 1 City Tier 3/4 1 City Tier 2 1 City 3 - 4 8 - 12 10 - 13 10 - 12 14 - 22 20 - 25 3 - 4 8 - 11 8 - 12

44 3 - year Forecast - Profitability Analysis Adjusted EBITDA 1 RMB m Adjusted net income 2 RMB m 1. Adjusted EBITDA = Net income/(loss) - Net interest income + Income tax expenses + Depreciation and amortization (excluding amortization of operating lease right - of - use assets) + Share - based compensation expenses + One - off offering related expenses; 2. Adjusted net income= Net income/(loss) + Share - based compensation expenses + One - off offering related expenses. USD:RMB=7.1477 (except for historical financial data) 17.1 100.4 144.1 (US$20.2m) 135.0 (US$19.0m) 224.3 (US$31.4m) 301.1 (US$42.1m) 2016 2017 2018 2019E (normalized) 2020E 2021E - 20.6 48.2 75.9 (US$10.6m) 64.0 (US$9.0m) 160.0 (US$22.4m) 230.0 (US$32.2m) 2016 2017 2018 2019E (normalized) 2020E 2021E % of Revenue A year of investment: Curriculum change, M&A integration, etc. - 2.6% 4.2% 5.3% 4.4% 9.1% 10.7% 2.1% 8.7% 10.1% 9.3% 12.8% 14.1% CAGR: 27.8 % CAGR: 44.7%

Business Combination and Valuation Consideration 05

46 $12.50 $15.00 Shares % Shares % Shares % Meten Initial Shareholders 3 50,480,769 50,480,769 50,480,769 Earnout Shares, cumulative 4,000,000 11,000,000 Meten Initial Shareholders 50,480,769 80.9% 54,480,769 80.7% 61,480,769 80.2% FPA & PIPE Investors 4 4,000,000 6.4% 4,320,000 6.4% 4,933,333 6.4% EDTX Sponsors 1,581,250 2.5% 1,883,650 2.8% 2,463,250 3.2% EDTX Public Shareholders 6,325,000 10.1% 6,831,000 10.1% 7,800,833 10.2% Pro Forma Shares Outstanding 62,387,019 100.0% 67,515,419 100.0% 76,678,186 100.0% $10.40 Pro Forma Share Price Pro Forma Valuation and Ownership Illustrative Sources and Uses Pro Forma Equity Ownership 5 Pro Forma Valuation Sources of Funds EDTX Cash in Trust 1 $65,780,000 10.2% MetenShareholder Equity Rollover 3 $525,000,000 81.1% FPA & PIPE Investors 4 $40,000,000 6.2% Sponsor Promote $16,445,000 2.5% Total Sources $647,225,000 100.0% Uses of Funds Equity Issued to Meten Shareholders $525,000,000 81.1% Cash to Meten Shareholders $10,000,000 1.5% Cash to Balance Sheet $90,033,044 13.9% Estimated Transaction Costs $5,746,956 0.9% Sponsor Promote $16,445,000 2.5% Total Uses $647,225,000 100.0% Note: 1. shares outstanding at close of the merger; assuming no redemption from the trust; including 1.6mm EDTX founder share s; including 3.0mm share options rolled over; excluding public and private placement warrants stroking at $11.50/share; 2. including $68mm operating lease obligations as of 09/30/19 ; 3 .assuming full cash - out amount of $10mm paid to Meten shareholders and including 3,050,701 share options rolled over; 4. assuming full FPA amount is requested and an aggregate of $20 mm from PIPE investors is raised; 5. giving effect to private and public warrants striking at $11.50/share, using treasury method to calculate the fully diluted shares outstanding at $12.50 and $15.00 respectively; excluding unit purchase options Pro forma valuation Illustrative share price (per share) 10.40$ Shares outstanding 1 62,387,019$ Pro Forma Equity Value 648,825,000$ Est. Closing Cash on Balance Sheet 90,033,044$ Est. Debt Obligations as of 09/30/19 2 75,352,000$ Est. Cash as of 09/30/19 20,171,000$ Pro Forma Enterprise Value 613,972,956$ Pro Forma Valuation Metrics (in $mm) Multiples 2020E Adj. EBITDA 31.9 19.3x 2020E Adj. Net Income 22.7 28.5x 2021E Adj. EBITDA 42.9 14.3x 2021E Adj. Net Income 32.7 19.9x

47 3.0x 27.4x 1.1x 10.4x 7.7x 20.0x 2.5x 10.1x .9x 5.0x 6.9x 15.5x 2.0x 6.1x .7x 2.8x 5.9x 10.2x 2019 2020 2021 3.0x 10.6x 5.6x 2.5x 7.6x 4.4x 2.0x 5.5x 3.4x 2019 2020 2021 Comparable Companies Analysis (1 of 2) Source: CapIQ, FactSet as of 01/24/2020 Omnichannel EV / Sales: EV / Sales: Average 2019E : 8.1 x; 63 % discount Average 2020E: 6.0 x; 59 % discount Average 2021E: 4.5x; 55% discount Average 2019E : 13.3 x; 78 % discount Average 2020E: 7.7 x; 68% discount Average 2021E: 5.1x; 61% discount (NYSE:GSX) Online (NYSE:LAIX) (NYSE:DAO) (ASX:IEL) (SEHK:1797) (NYSE:TAL) (NYSE:EDU)

48 28.5x 85.2x 59.4x 19.9x 40.5x 47.6x 2020 2021 19.3x 75.7x 34.0x 14.4x 32.8x 27.8x 2020 2021 19.3x 57.6x 25.6x 14.4x 37.8x 19.2x 2020 2021 28.5x 149.3x 39.4x 19.9x 54.0x 29.8x Meten TAL Education Group New Oriental Education & Technology Group Inc. 2020 2021 Comparable Companies Analysis (2 of 2) Source: CapIQ, FactSet as of 01/24/2020 Omnichannel Online EV / Adj. EBITDA: Price / Adj. Earnings: EV / Adj. EBITDA: Average 2020E : 41.6 x; 54 % discount Average 2021E: 28.5 x; 50 % discount Average 2020E: 54.8x; 65% discount Average 2021E: 30.3x; 53% discount Average 2020E: 94.3 x; 70 % discount Average 2021E: 41.9x; 53% discount Price / Adj. Earnings: Average 2020E: 72.0 x ; 61% discount Average 2021E: 44.1x; 55% discount (ASX:IEL) (NYSE:GSX) (NYSE:TAL) (NYSE:EDU) (NYSE:TAL) (NYSE:EDU) (ASX:IEL) (NYSE:GSX)

49 EdtechX Holdings: Specialist EdTech Nasdaq Listed Investment Vehicle Source: EdtechX’s prospectus, https://www.privateequitywire.co.uk/2018/10/08/269189/edtechx - holdings - makes - nasdaq - debut 1. As of Dec 3rd, 2018; 2. As of September 20, 2019. Company Profile NASDAQ IPO: Oct 2018 Company Name EdtechX Holdings Exchanghe NASDAQ ： EDTX, EDTXU,EDTXW Website www.edtechxcorp.com Cash to Date 2 ~$65M (~$10.4 per share) Education and EdTech Specialist Investment Vehicle Select Institutional Investors in EdtechX Holdings (from IPO to date) Name Total Assets ($billions) - est 1 Amundi (Europe) $1,600 2 Azimut Asset Management (Europe) $60 (Cornerstone) 3 Banco Intesa San Paolo (Europe) $250 4 Bank of Montreal (Canada) $438 5 HSBC Asset Management (Europe) $370 6 Panagora Asset Management (US) $43 : Targeting growing and profitable management owned companies willing to merge with EdtechX Holdings [ … ] to make the most of the consolidation and digital disruption opportunities available in the education and training sector globally” EdtechX Holdings Prospectus Covered by Thematic Equity Research : EDTXU 9.8 10 10.2 10.4 10.6 10.8 11 Oct-18 Nov-18 Dec-18 Jan-19 Feb-19 Mar-19 Apr-19 May-19 Jun-19 Jul-19 Aug-19 Sep-19 Oct-19 Nov-19 Dec-19 Jan-20

50 EdtechX Holdings - Experienced Management Team & Board Charles McIntyre • Over 25 years of experience of building businesses across sectors including Edtech, Media, and Financial Services • Co - founder, CEO of IBIS Capital since 2003 • Began his career with the investment firm Apax Partners, spun o ff its investment banking arm and developed it into a pan - European investment bank . Sold it for >US$200 M in 2005. • In 2006, co - fo und ed IBIS Capital long/short global hedge fund focused on the media sector • In 2013, co - founded EdTech Global to build a conference and research business focused on the education technology and training • Involved in a number of other initiat ives including as a Governor of the National Institute of Economic and Social Research, Chairman of Learnlight, Immerse, founder of EdTech Global Foundation • Over 20 years of operational, investment and advisory experience in the Education, Technology and Media industries • Operating Partner at IBIS Capital since Jan 2013, and co - founder of Edtech X Global • 2008 – 2012, International Head of Corporate Development, Strategy and New Ventures for Time Warner (NYSE:TWX). Lead digital transformation of TV and Digital brands (CNN, Cartoon Network…), representing $650M in revenues and distribution in 15+ countries. • 2000 - 2008: Senior management positions at various listed Media and Communication mid caps including Omnicon (NYSE: OMC), Modern Times Group (NASDAQ OMX - MTGA) and Lagardere (EPA: MMB) • Founder and Chair of the London Edtech Week • Advisory Board Member of SXSW EDU Conference • Chairman of the Board of CFBL, an international French Bilingual School in London • Co - founder Director of Ski T uition marketplace: SkiBro Technlogies ltd. . Benjamin Vedrenne - Cloquet Edtech Sector Specialist + Experience with Capital Markets / M&A / Digital Transition Chairman of the Board and Chief Investment Officer - 51 years old Chief Executive Officer – 42 years old Education / Edtech / Training M&A + Investment Experts Owners of leading Edtech industry EdtechX conferences and expert network International Institutional Support Investors Education / Training / Edtech Specialist Investment bank with global coverage

Appendix - Picture Gallery - Revenue Recognition - Summary Financial Data

52 O ur Learning Centers

53 O ur Likeshuo Platform

54 A. Illustrative Revenue Recognition 1 1. For course fees generated from general adult English training, international standardized test preparation courses and onl ine English training. Gross B illings Revenue Financial L iabilities and Deferred Revenue Beginning Balance Addition to financial liability and deferred revenue 1 Financial liability and d eferred revenue recognized as revenue this year Gross billings recognized as revenue this year Course fees are initially recorded as financial liabilities/ deferred revenues and recognized proportionally throughout the s erv ice period General adult ELT and overseas training services The general adult English training service primarily consist of English classroom - based training . Course fees are generally collected in advance as a package or paid under installment plans Course fee received are initially recorded as financial liabilities from contracts with customers . Revenues are recognized proportionately as the course hours are consumed Online ELT services We operate ‘‘ Likeshuo ’’ platform to offer online live streaming English training services . Customers enroll for online courses by the use of prepaid study cards The proceeds collected from the study cards are initially recorded as financial liabilities from contracts with customers . Revenues are generally recognized proportionately as the course/service hours are delivered Junior ELT services We offer junior English training services under ‘‘ Meten ’’ brand and ‘‘ABC’’ brand . Customers attend the classroom - based training for predetermined course hours over a predetermined period of time . The proceeds collected for the study cards are initially recorded as financial liabilities from contracts with customers . Revenues are generally recognized proportionately as the course/service hours are delivered

55 Summary Consolidated Income Statement For the Year Ended December 31, For the Nine months ended September 30, 2016 2017 2018 2018 2019 RMB RMB RMB US$ RMB RMB US$ (In Thousands, Except for Percentages) Unaudited Unaudited Unaudited Unaudited Revenues 801,545 1,149,721 1,424,234 199,258 1,064,617 1,094,967 153,192 Cost of Revenues (344,810) (467,967) (627,996) (87,860) (457,881) (558,775) (78,175) Gross Profit 456,735 681,754 796,238 111,398 606,736 536,192 75,017 Operating Expenses: Selling and Marketing Expenses (268,643) (373,065) (425,217) (59,490) (315,586) (323,254) (45,225) General and Administrative Expenses (198,431) (237,509) (293,157) (41,014) (208,944) (256,382) (35,869) Research and Development Expenses (18,187) (21,217) (26,178) (3,662) (20,075) (25,365) (3,550) (Loss)/Income from Operations (28,526) 49,963 51,686 7,232 62,131 (68,809) (9,627) Interest Income 2,578 4,103 1,150 161 836 677 95 Interest Expenses (769) (9) (8) (1) (7) (1,541) (216) Foreign Exchange Gain/(Loss), Net 67 (184) 21 3 48 (25) (3) Gains on disposal of subsidiaries - - - - - 583 82 Gains on Available - for - sale Investments 890 2,485 3,916 548 3,909 - - Government Grants 4,434 4,046 7,817 1,094 5,832 5,184 725 Equity in Income/(Loss) on Equity Method Investments (842) (150) 1,668 233 2,913 3,590 502 Others, Net 2,890 (373) 1,649 231 (555) 3,085 432 (Loss)/Income Before Income Tax (19,278) 59,881 67,899 9,501 75,107 (57,256) (8,010) Income Tax Expense (7,869) (19,539) (14,454) (2,022) (13,187) (2,296) (321) Net (Loss)/Income (27,147) 40,342 53,445 7,479 61,920 (59,552) (8,331) Add: Share - based compensation 6,557 7,886 7,648 1,070 5,825 5,364 750 Offering expenses - - 14,766 2,066 7,284 16,212 2,268 Adjusted net income (20,590) 48,228 75,859 10,615 75,029 (37,976) (5,313) Subtract: Net interest income / (loss) 1,809 4,094 1,142 160 829 (864) (121) Add: Income expense / (benefit) 7,869 19,539 14,454 2,022 13,187 2,296 321 Depreciation and amortization 31,659 36,768 54,944 7,687 34,149 43,439 6,077 Adjusted EBITDA 17,129 100,441 144,115 20,164 121,536 8,623 1,206

56 Consolidated Balance Sheet As of December 31, As of September 30, 2017 2018 2019 RMB RMB US$ RMB US$ (In Thousands) Unaudited Unaudited Unaudited Cash and Cash Equivalents 321,776 174,679 24,438 144,173 20,171 Operating lease right - of - use assets - - - 495,681 69,348 Total Assets 905,514 1,006,746 140,849 1,504,538 210,494 Deferred Revenue (current) 341,328 432,083 60,451 408,829 57,197 Deferred Revenue (non - current) 42,707 52,169 7,299 39,220 5,487 Financial Liability from Contracts with Customers 437,027 423,163 59,203 520,855 72,870 Operating lease liabilities (current) - - - 154,293 21,586 Operating lease liabilities (non - current) - - - 332,304 46,491 Total liabilities 958,870 1,121,349 156,882 1,673,258 234,097 Total mezzanine equity 219,619 - - - - Total Shareholders’ Deficit (272,975) (114,603) (16,034) (168,720) (23,603) Total Liabilities, Mezzanine Equity and Shareholders’ Equity 905,514 1,006,746 140,849 1,504,538 210,494

57 Consolidated Cash Flow Statement For the Year Ended December 31, For the Nine Months Ended September 30, 2016 2017 2018 2018 2019 RMB RMB RMB US$ RMB RMB US$ (In Thousands) Unaudited Unaudited Unaudited Unaudited Net Cash Flow Generated from Operating Activities 92,624 259,708 78,535 10,987 12,685 7,627 1,068 Net Cash Used in Investing Activities (110,586) (128,629) (74,793) (10,464) (83,624) (71,954) (10,066) Net Cash Generated From/Used in Financing Activities 123,636 6,021 (142,633) (19,955) (96,238) 33,177 4,641 Net Increase/(decrease) In Cash And Cash Equivalents and Restricted Cash 105,674 137,100 (138,891) (19,432) (167,177) (31,150) (4,357) Cash and Cash Equivalents and Restricted Cash at the Beginning of Year 85,583 191,257 328,357 45,939 328,357 189,466 26,507 Cash and Cash Equivalents and Restricted Cash at the End of the Year 191,257 328,357 189,466 26,507 161,180 158,316 22,150